EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of 155 East Tropicana, LLC, a Nevada limited-liability company and 155 East Tropicana Finance Corp., a Nevada corporation (collectively, the “Company”) for the three months ended September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Deborah J. Pierce, as Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Deborah J. Pierce
Deborah J. Pierce, Chief Financial Officer November 10, 2006

The foregoing certifications are being furnished solely pursuant to 18 U.S.C. § 1350 and are not being filed as part of the Report or as a separate disclosure document.